AEA Valuebuilder Variable Annuity
Issued by:
Security Benefit Life Insurance Company One Security Benefit Place Topeka, Kansas 66636-0001

Supplement Dated September 29, 2011
To Prospectus Dated May 1, 2009

From 2002 through 2007 your AEA Valuebuilder contract was made available under the AEA Valuebuilder Program pursuant to an agreement between Security Benefit Life Insurance Company (the “Company”) and certain of its affiliates and the Educator Benefits Corporation (“EBC”), a subsidiary of the Alabama Education Association. Although this agreement expired on May 31, 2007, the Company has continued to be obligated to pay the EBC an annual fee in exchange for receiving certain services in connection with the AEA Valuebuilder variable annuity and certain mutual fund custodial account products sold through the AEA Valuebuilder Program (together, the “AEA Valuebuilder Products”).

Settlement of Payments to EBC

In connection with finalizing certain outstanding payment obligations under the Agreement, the Company and EBC have agreed for the Company to: (1) contribute an amount to owners of AEA Valuebuilder Products that it would otherwise have paid EBC under the Agreement; and (2) waive withdrawal charges under AEA Valuebuilder Products for a specified period of time.

Contribution Amount. On or before October 30, 2011, the Company will make a contribution to all AEA Valuebuilder Products, including your contract, in an amount totaling $1,167,107.22 (the “Contribution Amount”). This represents amounts due EBC under the terms of the Agreement. The Company will apply to each current owner of an AEA Valuebuilder Product a portion of the Contribution Amount according to a formula agreed to by EBC and the Company.

On or before October 31, 2011, the Company will apply the amount due each contract owner to the Dreyfus General Money Market Subaccount. With respect to the AEA Valuebuilder variable annuity, this amount will purchase additional Accumulation Units in the Money Market Subaccount, determined by dividing the dollar amount of the amount credited by the price for the Subaccount’s Accumulation Units as of the end of the Valuation Period in which the amount was credited.

Waiver of Withdrawal Charges. From August 23, 2011 through December 31, 2012, the Company will waive the withdrawal charge on full and partial withdrawals made under the AEA Valuebuilder Products that exceed the Free Withdrawal amount.

Continuing Payments to EBC

The Company will continue to pay EBC 0.50%, on an annual basis, of the contract value on all AEA Valuebuilder Products in exchange for receiving certain services in accordance with the terms of the Agreement.

Please Retain This Supplement For Future Reference